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________________________________________________________________________
                             ___
________________________________________________________________________
                             ___

             SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549
                       ______________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE

               SECURITIES EXCHANGE ACT OF 1934
                       ______________

Date of Report (Date of earliest event reported) October 2, 1998


               J.P. MORGAN & CO. INCORPORATED
   (Exact name of registrant as specified in its charter)



        DELAWARE                1-5885              13-2625764
 (State or other juris-      (Commission          (IRS Employer
       diction of            File Number)      Identification No.)
     incorporation)



        60 WALL STREET, NEW YORK, NEW YORK                  10260-0060
     (Address of principal executive offices)               (Zip Code)


    Registrant's telephone number, including area code (212) 483-2323
    _________________________________________________________________


     (Former name or former address, if changed since last report)
________________________________________________________________________
                             ___
________________________________________________________________________
                             ___


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ITEM 5.  OTHER EVENTS

       On October 2, 1998, the Registrant issued a press release disclosing information on its exposure to hedge funds as of September 28, 1998. Also, the Registrant confirmed that it made an equity investment in Long-Term Capital Management on September 29, 1998. A copy of such press release is filed herein as exhibit 99.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

         (a) Financial Statements

             NONE.

       (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

          99. Copy of press release of J.P. Morgan & Co. Incorporated dated October 2, 1998.



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                         SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        J.P. MORGAN & CO. INCORPORATED
                        ______________________________
                        (REGISTRANT)







                        /s/    Grace B. Vogel
                        ____________________________
                        NAME:  Grace B. Vogel
                        TITLE: Chief Accounting Officer




DATE: October 2, 1998